Assets Held for Sale or Sold	12 Months Ended
Dec. 31, 2011
Assets Held for Sale or Sold

Note 5—Assets Held for Sale or Sold

In December 2011, we sold our ownership interests in Colonial Pipeline Company and Seaway Crude Pipeline Company. The total carrying value of these assets, which were included in our discontinued R&M segment, was $348 million, which included $104 million of investment in equity affiliates and $244 million of allocated goodwill. The $1,661 million before-tax gain on these dispositions was included in the “Income from discontinued operations” line of our consolidated income statement.

In June 2010, we sold our 9.03 percent interest in the Syncrude Canada Ltd. joint venture for $4.6 billion. The $2.9 billion before-tax gain was included in the “Gain on dispositions” line of our consolidated income statement. At the time of disposition, Syncrude had a net carrying value of $1.75 billion, which included $1.97 billion of PP&E.

In February 2012, we signed definitive agreements to sell our Vietnam business for $1.29 billion, excluding customary working capital adjustments. The transaction is expected to close in the first half of 2012. At December 31, 2011, this business had a net carrying value of approximately $150 million, which included PP&E of $350 million.

See Note 6—Investments, Loans and Long-Term Receivables, for information on the disposition of our investment in OAO LUKOIL during 2010 and 2011.